EXHIBIT 10.1

AMENDMENT NO. 4 dated as of February 25, 2008 (this “Amendment”) to the Five-Year Credit Agreement (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) dated as of September 28, 2005, among TYSON FOODS, INC., a Delaware corporation (the “Borrower”); the LENDERS party thereto; JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”); MERRILL LYNCH BANK USA, as syndication agent; SUNTRUST BANK, COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A. “RABOBANK INTERNATIONAL”, NEW YORK BRANCH and BNP PARIBAS, as documentation agents; and COBANK, ACB and U.S. AGBANK, FCB, as co-documentation agents.

A. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

B. The Borrower has requested that the Lenders amend certain provisions of the Credit Agreement. The Majority Lenders are willing to agree to such amendments on the terms and subject to the conditions set forth herein.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendments to the Credit Agreement.

(a) The definition of “Consolidated EBITDA” in Section 1.01 of the Credit Agreement is amended to read in its entirety as follows:

“Consolidated EBITDA” means, for any period, Consolidated Net Income for such period plus (a) without duplication and to the extent deducted in determining such Consolidated Net Income, the sum of (i) Consolidated Interest Expense for such period, (ii) consolidated income tax expense for such period, (iii) all amounts attributable to depreciation and amortization for such period, (iv) extraordinary losses for such period, (v) noncash charges to the extent solely attributable to unrealized losses under SFAS 133 (provided that any cash payment made with respect to any such noncash charge shall be subtracted in computing Consolidated EBITDA during the period in which such cash payment is made) and (vi) nonrecurring noncash charges for such period (provided that any cash payment made with respect to any such nonrecurring noncash charge shall be subtracted in computing Consolidated EBITDA during the period in which such cash payment is made) minus (b) without duplication and to the extent included in determining such Net Income, the sum of (i) any extraordinary gains for such period, (ii) noncash gains to the extent solely attributable to unrealized gains under SFAS 133 (provided that any cash received with respect to any such noncash gain shall be added in computing Consolidated EBITDA during the period in which such cash is received) and (iii) nonrecurring noncash gains for such period (provided that any cash received with respect to any such nonrecurring noncash gain shall be added in computing Consolidated EBITDA during the period in which such cash is received), all determined on a consolidated basis in accordance with GAAP; provided that for the purposes of determining the Leverage Ratio, if the Borrower or any of its consolidated Subsidiaries has made any Material Acquisition or Material Disposition during the period of four consecutive fiscal quarters ended on the date on which the most recent fiscal quarter ended, Consolidated EBITDA for the relevant period for testing compliance shall be calculated after giving pro forma effect thereto as if such Material Acquisition or Material Disposition had occurred on the first day of the relevant period for testing compliance. As used in this definition, (A) “Material Acquisition” means any acquisition or series of related acquisitions of property that (x) constitutes all or substantially all of the Stock or all or substantially all of the assets of any Person or comprises all or substantially all of any operating unit of a business and (y) involves consideration in excess of $500,000,000 and (B) “Material Disposition” means any sale, transfer, lease or other disposition or series of related sales, transfers, leases or other dispositions of property that (x) constitutes all or substantially all of the Stock or all or substantially all of the assets of any Subsidiary of the Borrower or involves assets comprising all or substantially all of any operating unit of a business of the Borrower or any of its Subsidiaries and (y) yields gross proceeds to the Borrower or any of its Subsidiaries in excess of $500,000,000.

(b) The definition of “Loan Documents” in Section 1.01 of the Credit Agreement is amended by deleting the words “any Designated Subsidiary Guarantee Agreement that has been executed by and that is in effect with respect to any Subsidiary” and replacing them with the words “any Subsidiary Guarantee Agreement that has been executed by and that is in effect with respect to any Subsidiary”.

(c) The definition of “Loan Parties” in Section 1.01 of the Credit Agreement is amended by deleting the words “any Subsidiary that is obligated under an effective Designated Subsidiary Guarantee Agreement and” and replacing them with the words “any Subsidiary that is obligated under an effective Subsidiary Guarantee Agreement and”.

(d) The definition of “Priority Debt” in Section 1.01 of the Credit Agreement is amended to read in its entirety as follows:

“Priority Debt” means (a) any Indebtedness secured by a Lien (including in connection with capital leases or other financing leases) encumbering any asset of the Borrower or any of its Subsidiaries, (b) any

Indebtedness of any Subsidiary of the Borrower (other than (i) Indebtedness hereunder, (ii) unsecured Indebtedness owed to and held by the Borrower or any of its Subsidiaries, (iii) Indebtedness of TFM under the Guarantee Agreement and under the TFM Lakeside Guarantee Agreement, (iv) Indebtedness of TFM consisting of guarantees of Indebtedness of the Borrower, (v) other Indebtedness of TFM in an amount not to exceed the amount of its guarantee of the Obligations provided for in the Guarantee Agreement and (vi) Indebtedness under the Three-Year Term Loan Agreement, but not any refinancings of such Three-Year Term Loan Agreement), (c) any receivables purchase transaction involving receivables of the Borrower or any of its Subsidiaries or any other securitization of assets of the Borrower or any of its Subsidiaries and (d) any sale-leaseback transaction involving assets of the Borrower or any of its Subsidiaries.

(e) Section 1.01 of the Credit Agreement is amended by adding in proper alphabetical order the definitions of “Subsidiary Guarantee Agreement”, “Subsidiary Guarantor”, and “TFM Lakeside Guarantee Agreement” that read in their entirety as follows:

“Subsidiary Guarantee Agreement” means a Subsidiary Guarantee Agreement, together with the Indemnity, Contribution and Subrogation Agreement attached thereto, in the form attached as Annex I to Amendment No. 4 to this Agreement.

“Subsidiary Guarantor” means each Subsidiary that has executed and remains obligated under an effective Subsidiary Guarantee Agreement.

“TFM Lakeside Guarantee Agreement” means the Guarantee Agreement dated as of July 27, 2006, between TFM and JPMorgan Chase Bank, N.A., Toronto Branch, pursuant to which TFM guaranteed the indebtedness of Lakeside Farm Industries Ltd. under the Three-Year Term Loan Agreement.

(f) Section 1.01 of the Credit Agreement is amended by deleting the definitions of “Adjusted Inventory Amount”,“Compliance Date”, “Designated Subsidiary”, and “Designated Subsidiary Guarantee Agreement” in their entirety.

(g) The first sentence of Section 2.01 of the Credit Agreement is amended to read in its entirety as follows:

“SECTION 2.01. Amounts and Terms of Commitments. Each Lender severally agrees, on the terms and subject to the conditions hereinafter set forth, to make Committed Loans to the Borrower (each such Loan, a “Committed Loan”) from time to time on any Business Day during the period from the Effective Date to the Maturity Date, in an aggregate principal amount at any time outstanding that will not result in the sum of (a) the aggregate principal amount of all outstanding Bid Loans made by all Lenders plus (b) the Aggregate Committed Credit Exposure exceeding the Aggregate Commitments.”

(h) Section 6.09(c) of the Credit Agreement is amended by deleting the words “(and, in the case of any certificate delivered prior to the Compliance Date, Section 7.15 and 7.16)” immediately following the words “Section 7.13 and 7.14”.

(i) Article VI of the Credit Agreement is amended by deleting Section 6.13 and replacing it with the words “Intentionally Omitted”.

(j) Section 7.05 of the Credit Agreement is amended by deleting the last sentence in its entirety.

(k) Section 7.07 of the Credit Agreement is amended by (i) inserting a new clause (f) that reads in its entirety as follows:

“(f) sales, transfers and other dispositions of assets (i) by Subsidiaries that are not Loan Parties to the Borrower or to any other Subsidiary and (ii) by any Loan Party to any other Loan Party;”

and (ii) redesignating clauses (f) and (g) as clauses (g) and (h).

(l) Article VII of the Credit Agreement is amended by deleting Sections 7.15 and 7.16 and replacing them with the words “Intentionally Omitted”.

SECTION 2. Representations and Warranties. The Borrower represents and warrants to each of the Lenders and the Administrative Agent that, after giving effect to this Amendment:

(a) the representations and warranties set forth in Article IV of the Credit Agreement are true and correct in all material respects with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date;

(b) the Borrower is in compliance with the covenants set forth in Article VI and Article VII of the Credit Agreement as of the date hereof; and

(c) no Default has occurred and is continuing.

SECTION 3. Effectiveness. This Amendment shall become effective on the date (the “Effective Date”) on which the following conditions shall be satisfied:

(a) The Administrative Agent shall have received duly executed counterparts hereof which, when taken together, bear the authorized signatures of the Borrower, the Administrative Agent and the Majority Lenders.

(b) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Borrower, the authorization of this Amendment and any other legal matters relating to this Amendment, all in a form and substance satisfactory to the Administrative Agent and its counsel.

(c) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Effective Date, including the Amendment Fee referred to in Section 4 below and, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement, any prior Amendment to the Credit Agreement or this Amendment.

SECTION 4. Amendment Fee. The Borrower agrees to pay on the Effective Date to the Administrative Agent, for the account of each Lender that executes and delivers this Amendment at or prior to 3:00 p.m., EST, on March 6, 2008 (the “Signing Date”), an amendment fee (the “Amendment Fee”) in an amount equal to 0.05% of the Commitment of such Lender, whether used or unused, on the Signing Date. All fees shall be payable in immediately available funds and shall not be refundable.

SECTION 5. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent, the Lenders, the Syndication Agent, the Documentation Agent or the Co-Documentation Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. As used therein, the terms “Agreement”, “herein”, “hereunder”, “hereto”, “hereof” and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as modified hereby.

SECTION 6. Applicable Law.THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 8. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

TYSON FOODS, INC.
By: /s/ Dennis Leatherby
Name: Dennis Leatherby
Title: SVP, Finance and Treasurer

JPMORGAN CHASE BANK, N.A.,
individually and as Administrative Agent,
By: /s/ Barbara R. Marks
Name: Barbara R. Marks
Title: Executive Director

SIGNATURE PAGE TO AMENDMENT NO. 4 DATED AS OF FEBRUARY 25, 2008 TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: AgFirst Farm Credit Bank, as Voting Participant
By: /s/ Steven J. O'Shea
Name: Steven J. O'Shea
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 4 DATED AS OF FEBRUARY 25, 2008 TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: AgStar Financial Services, FLCA
By: /s/ Troy Mostaert
Name: Troy Mostaert
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 4 DATED AS OF FEBRUARY 25, 2008 TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: Bank of America, N.A.
By: /s/ William F. Sweeney
Name: William F. Sweeney
Title: Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 4 DATED AS OF FEBRUARY 25, 2008 TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

Bank of China, New York Branch
By: /s/ William W. Smith
Name: William W. Smith
Title: Chief Lending Officer & Deputy General Manager

SIGNATURE PAGE TO AMENDMENT NO. 4 DATED AS OF FEBRUARY 25, 2008 TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: Bank of Communications Co., Ltd. New York Branch
By: /s/ Shelley He
Name: Shelley He
Title: Deputy General Manager

SIGNATURE PAGE TO AMENDMENT NO. 4 DATED AS OF FEBRUARY 25, 2008 TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: THE BANK OF NOVIA SCOTIA
By: /s/ Paula Czach
Name: Paula Czach
Title: Director

SIGNATURE PAGE TO AMENDMENT NO. 4 DATED AS OF FEBRUARY 25, 2008 TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: The Bank of Tokyo-Mitsubishi UFJ, Ltd.
By: /s/ D. Barnell
Name: D. Barnell
Title: VP & Manager

SIGNATURE PAGE TO AMENDMENT NO. 4 DATED AS OF FEBRUARY 25, 2008 TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: BARCLAYS BANK PLC
By: /s/ Nick Bell
Name: Nick Bell
Title: Director

SIGNATURE PAGE TO AMENDMENT NO. 4 DATED AS OF FEBRUARY 25, 2008 TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

BNP Paribas
By: /s/ Richard Broeren
Name: Richard Broeren
Title: Managing Director

By: /s/ Wendy Breuder
Name: Wendy Breuder
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 4 DATED AS OF FEBRUARY 25, 2008 TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: CITIBANK, N.A.
By: /s/ Michelle Seguin
Name: Michelle Seguin
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 4 DATED AS OF FEBRUARY 25, 2008 TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: CoBank, ACB
By: /s/ James Matzat
Name: James Matzat
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 4 DATED AS OF FEBRUARY 25, 2008 TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A. "RABOBANK NEDERLAND", NEW YORK BRANCH
By: /s/ Michalene Donegan
Name: Michalene Donegan
Title: Executive Director

By: /s/ Brett Delfino
Name: Brett Delfino
Title: Executive Director

SIGNATURE PAGE TO AMENDMENT NO. 4 DATED AS OF FEBRUARY 25, 2008 TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: E.Sun Commercial Bank, Ltd., Los Angeles Branch
By: /s/ Benjamin Lin
Name: Benjamin Lin
Title: EVP & General Manager

SIGNATURE PAGE TO AMENDMENT NO. 4 DATED AS OF FEBRUARY 25, 2008 TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: Farm Credit Bank of Texas; as Voting Participant of CoBank, ACB ($23,000,000 Participation/Commitment)
By: /s/ Eric J. Paul
Name: Eric J. Paul
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 4 DATED AS OF FEBRUARY 25, 2008 TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: Farm Credit Services of America, PCA
By: /s/ Bruce P. Rouse
Name: Bruce P. Rouse
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 4 DATED AS OF FEBRUARY 25, 2008 TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: Farm Credit Services of Mid-America
By: /s/ Tom Biggs
Name: Tom Biggs
Title: VP - Agribusiness

SIGNATURE PAGE TO AMENDMENT NO. 4 DATED AS OF FEBRUARY 25, 2008 TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: United FCS, PCA (f/k/a Farm Credit Services of Minnesota Valley, PCA) dba FCS Commercial Finance Group
By: /s/ Daniel J. Best
Name: Daniel J. Best
Title: Asst. Vice President

SIGNATURE PAGE TO AMENDMENT NO. 4 DATED AS OF FEBRUARY 25, 2008 TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: FCS FINANCIAL, PCA, formerly known as FARM CREDIT SERVICES OF MISSOURI, PCA
By: /s/ Laura Roessler
Name: Laura Roessler
Title: Senior Lending Officer

SIGNATURE PAGE TO AMENDMENT NO. 4 DATED AS OF FEBRUARY 25, 2008 TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: HSBC BANK USA, National Association
By: /s/ Robert J. Devir
Name: Robert J. Devir
Title: Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 4 DATED AS OF FEBRUARY 25, 2008 TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: ING Capital LLC
By: /s/ Lina Garcia
Name: Lina Garcia
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 4 DATED AS OF FEBRUARY 25, 2008 TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: MERRILL LYNCH BANK USA
By: /s/ Derek Befus
Name: Derek Befus
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 4 DATED AS OF FEBRUARY 25, 2008 TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

SUMITOMO MITSUI BANKING CORPORATION
By: /s/ Yoshihiro Hyakutome
Name: Yoshihiro Hyakutome
Title: General Manager

SIGNATURE PAGE TO AMENDMENT NO. 4 DATED AS OF FEBRUARY 25, 2008 TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: MIZUHO CORPORATE BANK LTD.
By: /s/ Robert Gallagher
Name: Robert Gallagher
Title: Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 4 DATED AS OF FEBRUARY 25, 2008 TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: SunTrust Bank
By: /s/ M. Gabe Bonfield
Name: M. Gabe Bonfield
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 4 DATED AS OF FEBRUARY 25, 2008 TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: U.S. AgBank, FCB, as disclosed agent
By: /s/ Greg Reno
Name: Greg Reno
Title: Vice President

SIGNATURE PAGE TO AMENDMENT NO. 4 DATED AS OF FEBRUARY 25, 2008 TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

LENDER: U.S. BANK NATIONAL ASSOCIATION
By: /s/ Elizabeth L. Hund
Name: Elizabeth L. Hund
Title: Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 4 DATED AS OF FEBRUARY 25, 2008 TO THE TYSON FOODS, INC. FIVE-YEAR REVOLVING CREDIT AGREEMENT DATED AS OF SEPTEMBER 28, 2005

Wachovia Bank, N.A.
By: /s/ Beth Rue
Name: Beth Rue
Title: Vice President